FMC Corporation Credit Suisse Basics Conference New York, NY September 21, 2006 William G. Walter Chairman, President and CEO Exhibit 99.1 * * *

Disclaimer
Safe Harbor Statement under the
Private Securities Litigation Reform Act of 1995
• These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements.
• Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the
Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended.
• The Company undertakes no obligation to update or revise these forward-
looking statements to reflect new events or uncertainties.
Non-GAAP Financial Terms
• These slides contain certain “non-GAAP financial terms” which are defined in the appendix.  In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix.
*

FMC Corporation
($ million, LTM ending June 30, 2006)
FMC
Revenue: $2,218.6
EBITDA: $447.9
Margin*: 20.2%
Industrial
Chemicals
Revenue: $928.0
EBITDA: $155.9
Margin*: 16.8%
Agricultural
Products
Revenue: $721.0
EBITDA: $178.4
Margin*: 24.7%
Specialty
Chemicals
Revenue: $572.8
EBITDA: $145.6
Margin*: 25.4%
* EBITDA margin
Leading Market Positions
Greater than 80% of Sales in Non-GDP Cyclical Markets
Backward Integration and Global Sourcing
Limited Dependence on Petrochemical Feedstocks

Leading Market Positions
(1) Based on 2005 consolidated sales
(2) Shared
Industrial
Chemicals
#1 in N.A. Soda Ash
#1 in N.A.
Peroxygens
#1 Globally Carrageenan
#1 Globally Carbofuran
#2 in N.A. Pyrethroids
Agricultural
Products
#2 Globally Alginates
Specialty
Chemicals
#1 Globally
(2)
#1 Globally
Lithium Specialties
Microcrystalline Cellulose
Product Group
Position
(1)

Diversified Customers and End Markets
Greater than 80% of sales to non-cyclical end markets
Long term relationships with blue chip customers
No single customer represents more than 5% of sales
Top 10 customers in total represent approximately 15% of sales
2005 Consolidated Sales
Agricultural 34%
Detergents 9%
Pharmaceuticals 11%
Food 8%
Other 12%
Glass/Fiberglass 4%
Chemicals 6%
Pulp & Paper 4%
Electronics 2%
Other 3%
Bottle
Glass 3%
Non-Cyclical
81%
Cyclical
19%
Chemicals 4%

Diversified and Integrated Cost Structure
Low cost sourcing of raw materials
– Backward integration: soda ash, lithium
– Global sourcing of renewable resources: hardwood pulp, seaweed
Low reliance on purchased raw materials
– Total raw materials represent approximately 25% of cost of sales
– No single raw material accounts for more than 7% of total raw material purchases
– Reduced volatility from limited use of petrochemical feedstocks
Low energy demand requirements
– Energy represents approximately 10% of cost of sales
– Balanced among coal, electricity and natural gas

Realizing the inherent operating leverage within FMC
- Sustained earnings growth >10% per year
(1)
- Industrial Chemicals recovery in mid-cycle in 2006
- Continued growth in Specialty Chemicals and Agricultural Products
Maintaining financial strength and flexibility
- Investing to grow our businesses
- Pursuing external growth opportunities
- Initiated quarterly cash dividend of $0.18 per share
- Announced $150 million share repurchase program
Focusing the portfolio on higher growth businesses
- Managing Specialty Chemicals and Agricultural Products for growth
- Managing Industrial Chemicals for cash
Disciplined Approach to Unlocking Value
(1)
Earnings before restructuring and other income and charges

Industrial Chemicals
#1 North American manufacturer of soda ash and peroxygens
Backward integration into natural resources
Low cost, proprietary production technology
Foret is a leading Iberian producer of inorganic chemicals
Asia
7%
Alkali
(Soda ash)
49%
Peroxygens
18%
Foret
33%
Latin
America
9%
North America
50%
Europe/Middle
East/Africa
34%
Asia
7%
Based on 2005 Consolidated Sales of $870.4 million

Millions of Short Tons
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

➢

0
2
4
6
8
10
12
Soda Ash Demand
Exports
Glass Containers
Chemicals
U.S. Soda Ash Shipments 1990-2005
Demand Drivers:
– Industrialization rates in key export markets
– Cost advantage of natural soda ash vs. synthetic soda ash
– GDP growth
Other
Detergents
Flat Glass

Industrial Chemicals Financial Performance
2006
Earnings growth of 30-35% driven by higher selling prices, partially offset by higher energy and raw material costs and the loss of Astaris earnings
Focus
Managing for cash generation
Continued top line growth, primarily due to higher selling prices
Margin expansion despite higher energy and raw material costs
0
50
100
150
2001 2002 2003 2004 2005
0.0
10.0
20.0
30.0
EBITDA Capital Spending EBITDA Margin
133
130
94
124
151

BioPolymer
69%
Lithium
31%
Latin
America
6%
North America
39%
Europe/Middle
East/Africa
37%
Asia
18%
• One of two global, integrated manufacturers
• Focus on specialty products – pharmaceuticals and
energy storage devices
Lithium:
• Adds structure, texture and stability to food
• Acts as a binder & disintegrant for dry tablet drugs
• Market leader in every product line
BioPolymer:
Specialty Chemicals
Based on 2005 Consolidated Sales of $558.5 million

Specialty Chemicals Financial Performance
0
50
100
150
2001 2002 2003 2004 2005
0.0
10.0
20.0
30.0
EBITDA Capital Spending EBITDA Margin
122
116
132
129
140
2006
Earnings growth of approx. 10%,driven by strong commercial performance in lithium and BioPolymer, offset in part by higher raw material and energy costs
Focus
Growing core market segments
Commercializing new technology platforms
Managing maturing segments for improved earnings and cash
Identifying financially attractive bolt-on acquisitions

Agricultural Products
Strong niche positions in the Americas, Europe and Asia
Proprietary, branded insecticides and herbicides
FMC differentiated by:
– Focused strategy in selected products, crops and regions
– Leverage proprietary products and third party products/technologies
– Depth and breadth of alliances and partnerships
– Manufacturing cost competitiveness via sourcing from lower cost regions
Insecticides
73%
North America
28%
Latin America
39%
Asia
16%
Europe/
Middle
East/Africa
17%
Herbicides
25%
Based on 2005 Consolidated Sales of $724.5 million
Fungicides 2%

Agricultural Products Financial Performance
0
50
100
150
2001 2002 2003 2004 2005
0.0
10.0
20.0
30.0
EBITDA Capital Spending EBITDA Margin
101
99
111
148
157
2006
Earnings growth in the mid-to-high teens, reflecting favorable mix and further supply chain productivity improvements, partially offset by lower bifenthrin pricing and higher raw materials costs
Focus
Selected products, crops and markets
Shifting to significantly shorter innovation cycle
Reducing global supply chain and overhead costs

FMC in Summary
Great businesses, each with EBITDA of at least $140 million
Double digit earnings growth
-
Earnings leverage in Industrial Chemicals
-
Continued growth in Specialty Chemicals and Ag Products
Strong financial position
-
Robust and growing EBITDA
-
Substantial decline in unusual demands on cash flow
-
Recent balance sheet de-leveraging
-
Low capex requirements
Strategic and financial flexibility

Olin
Lyondell
Chemtura
FMC
Minerals Tech
RPM
Lubrizol
Ferro
Airgas
Scotts
Cytec
Sensient
Cabot
Valspar
Albemarle

15 FMC Remains Significantly Undervalued 4.4 4.5 5.5 6.4 7.0 7.3 7.4 7.9 8.4 8.4 8.6 8.9 9.3 9.5 6.7 EV/2006E EBITDA Source: Thomson First Call data as of September 15, 2006

FMC Corporation Appendix Glossary of Financial Terms Reconciliations of GAAP to Non-GAAP * * * * * * *

Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
is the sum
of Income (loss) from continuing operations before income taxes
and
Depreciation and Amortization.
EBITDA Margin is the quotient of EBITDA (defined above) divided by
Revenue.
ROIC (Return on Invested Capital) is the sum of Earnings from continuing operations before restructuring and other income and charges and after-tax
Interest expense divided by the sum
of Short-term debt, Current portion of
long-term debt, Long-term debt
and Total shareholders’
equity.

Segment Financial Terms
These slides contain references to segment financial items which are presented in detail in Note 18 of FMC’s 2005 Form 10-K.  Some of the segment financial terms are “non-GAAP financial terms” and are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
for a segment is the sum
of Income (loss) from continuing operations
before income taxes for that segment and Depreciation and Amortization for that segment.
EBITDA Margin for a segment is the quotient of EBITDA (defined above)
divided by Revenue
for that segment.

Reconciliation of LTM 6/30/2006 consolidated income from continuing operations before income taxes (a GAAP measure) to LTM 6/30/2006 EBITDA (a Non-GAAP measure)
EBITDA Reconciliation: LTM 6/30/06
(Unaudited, in $ millions)
LTM 6/30/2006
Income (loss) from continuing operations before
income taxes
$191.9
Add:
Restructuring and other charges
78.9
Interest expense, net 41.7
Affiliate Interest Expense
0.6
Depreciation and amortization 131.8
EBITDA (Non-GAAP)
$447.9
Loss on Extinguishment of Debt
58.7
Investment Gains
(57.7)
In-process research and development
2.0

Reconciliation of LTM 6/30/06 segment operating profit (a GAAP measure)
to LTM 6/30/06 EBITDA (a Non-GAAP measure)
(Unaudited, in millions)
Industrial Specialty Agricultural
Segment
Chemicals Chemicals Products
LTM 6/30/06 segment operating profit (GAAP) $92.0 $115.0 $145.8
Add:
Depreciation and amortization
63.9
30.6 32.6
LTM 6/30/06 EBITDA (Non-GAAP)
$155.9 $145.6 $178.4
Segment EBITDA Reconciliation

FMC Corporation * * * * * *